UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  July 20, 2004
                        --------------------------------
                        (Date of earliest event reported}


                                SENTO CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                          000-06425                87-0284979
-----------------------------      ---------------------     -------------------
(State or other jurisdiction       (Commission File No.)        (IRS Employer
   of incorporation)                                         Identification No.)


                           808 East Utah Valley Drive
                            American Fork, Utah 84003
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (801) 772-1100

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1 Press Release issued by Sento Corporation, dated July 20, 2004, entitled "Sento Reports First Quarter Results," together with related income statements and balance sheets.

Item 12. Results of Operations and Financial Condition.

         On July 20, 2004, Sento issued a press release announcing its financial results for its first fiscal quarter ended June 30, 2004. The full text of Sento's press release, and the related income statements and balance sheets, are furnished herewith as Exhibit 99.1.

         The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

         Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Sento's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, that the Company's stock price has historically been volatile; variations in market and economic conditions; the effect on the Company's earnings of the repricing of options; the Company's dependence on its limited number of key clients; reduction in services requested by the Company's clients resulting in lower revenues for the Company; the Company's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions which could cause Sento's actual results to differ from management's current expectations are contained in Sento's filings with the Securities and Exchange Commission, including Sento's Annual Report on Form 10-KSB for the year ended March 31, 2004. Sento undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SENTO CORPORATION


                                            By: /s/ Anthony J. Sansone
                                               -----------------------------
                                               Anthony J. Sansone,
                                               Chief Financial Officer

August 3, 2004

                                  EXHIBIT INDEX

   EXHIBIT                         DESCRIPTION
    NUMBER

     99.1 Press Release issued by Sento Corporation, dated July 20, 2004, entitled "Sento Reports First Quarter Results," together with related income statements and balance sheets.